Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 25, 2018, by and among GTT Communications, Inc., a Delaware corporation (the “Company”), and Aleph Tiger Investors LP, a Guernsey limited partnership (including its successors and assigns, “Purchaser”).

RECITALS

A.                                    The Company and Purchaser are each executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.                                    The Company has authorized 80,000,000 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), of which 44,948,087 were issued and outstanding as of March 21, 2018.  The Company has authorized 5,000 shares of preferred stock of the Company, par value $0.0001 per share (“Preferred Stock”), none of which were issued and outstanding as of March 21, 2018.

C.                                    In connection with the direct or indirect acquisition by the Company of shares of Interoute Communications Holdings S.A. from, among other sellers, Turbo Holdings Lux II Sarl, an Affiliate of Purchaser, pursuant to the Acquisition Agreement (as defined below), Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and subject to the conditions stated in this Agreement, 3,948,449 shares of Common Stock (the “Common Shares”) for an aggregate purchase amount of $175,000,000 (the “Subscription Amount”).

D.                                    At the Closing, the parties hereto shall execute and deliver an Investor Rights Agreement, substantially in the form attached hereto as Exhibit A (with such changes as the parties may mutually agree, the “Investor Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Common Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1                               Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“2018 Form 10-K” means the Company’s Form 10-K for the fiscal year ended December 31, 2017 as filed with the Commission on March 1, 2018.

“Acquisition Agreement” means that certain share sale and purchase agreement, dated February 23, 2018, by and among Emasan AG, Turbo Holdings Lux II Sarl, Interoute Communications Holdings S.A., and the Company or one or more of its affiliates, as may be amended from time to time.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act; provided, however, (a) the Company and its subsidiaries (and, including after the closing under the Acquisition Agreement, Interoute Communications Holdings S.A. and its subsidiaries) shall not be deemed to be Affiliates of Purchaser or its Affiliates, and (b) with respect to Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Purchaser will be deemed to be an Affiliate of Purchaser.

“Agreement” has the meaning set forth in the Preamble.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable immediately.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Common Shares pursuant to this Agreement.

“Closing Date” means the day of the closing date under the Acquisition Agreement provided that all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 are satisfied or waived, as the case may be, on or prior to such date; or such other date as the parties may agree.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commission” has the meaning set forth in the Recitals.

“Common Shares” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble, and for the avoidance of doubt, does not include Interoute Communications Holdings S.A. or any of its Affiliates.

“Company Counsel” means Goodwin Procter LLP, with offices located at 901 New York Ave. NW, Washington, D.C. 20001.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company Organizational Documents” means (a) the Second Amended and Restated Certificate of Incorporation of the Company, dated October 16, 2006 and incorporated by reference as Exhibit 3.1 to the 2018 Form 10-K, as amended by the Certificate of Amendment to Second Amended and Restated Certificate of Incorporation, dated December 31, 2013 and incorporated by reference as Exhibit 3.2 to the 2018 Form 10-K and (b) the Amended and Restated Bylaws of the Company, dated October 15, 2006 and incorporated by reference as Exhibit 3.3 to the 2018 Form 10-K, as amended by the Amendment to Amended and Restated Bylaws, dated May 7, 2007 and incorporated by reference as Exhibit 3.4 to the 2018 Form 10-K.

“Company Securities” has the meaning set forth in Section 3.1(j).

“Company Stock Plans” has the meaning set forth in Section 3.1(k).

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement after reasonable inquiry of their respective direct reports.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Delaware Courts” means the state and federal courts sitting in the City of Wilmington in the State of Delaware.

“DTC” has the meaning set forth in Section 4.1(b)

“Equity Interests” means (a) any capital stock, share, partnership or membership interest, unit of participation or other similar interest (however designated) in any Person or any securities or obligations convertible into or exchangeable for any of the foregoing and (b) any option, warrant, purchase right, conversion right, exchange right or other contractual obligation which would entitle any Person to share in the equity, profit, earnings, losses or gains of such Person (including stock appreciation, phantom stock, profit participation or other similar rights).

“Environmental Laws” has the meaning set forth in Section 3.1(f).

“ERISA” has the meaning set forth in Section 3.1(x).

“Employee Benefit Laws” has the meaning set forth in Section 3.1(y).

“Employee Stock Purchase Plan” has the meaning set forth in Section 3.1(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“FCPA” has the meaning set forth in Section 3.1(cc).

“Governmental Entity” means any United States or non-United States (a) federal, national, regional, state, provincial, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity, any self-regulatory authority, public utility and any supra-national organization, state, county, city or other political subdivision and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, including any public arbitral tribunal, arbitrator or mediator.

“Grant Date” has the meaning set forth in Section 3.1(k).

“Hazardous Materials” has the meaning set forth in Section 3.1(f).

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“HY Indenture” means (a) the Indenture, dated as of December 22, 2016, by and between GTT Escrow Corporation and Wilmington Trust, National Association, as supplemented by the First Supplemental Indenture, dated January 9, 2017, by and among the Company, certain subsidiaries of the Company and the Trustee and (b) the Indenture, to be dated a date after the date hereof and prior to the Closing Date, by and among the Company, certain of its subsidiaries as guarantors and a trustee, as referred to in the debt commitment letter previously provided to Purchaser, as amended, amended and restated, supplemented or otherwise modified, extended, restructured, renewed, refinanced, restated or replaced, in whole or in part, from time to time.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder.

“Investor Rights Agreement” has the meaning set forth in the Recitals.

“Material Adverse Effect” has the meaning set forth in Section 3.1(d).

“Material Contract” means any contract or other agreement of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(1), Item 601(b)(2), Item 601(b)(3), Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Money Laundering Laws” has the meaning set forth in Section 3.1(bb).

“OFAC” has the meaning set forth in Section 3.1(aa).

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Preferred Purchase Agreements” means the Securities Purchase Agreements referred to in the Form 8-K filed by the Company on February 27, 2018.

“Preferred Shares” means the shares of Preferred Stock to be issued and sold by the Company pursuant to the Preferred Purchase Agreements.

“Preferred Stock” has the meaning set forth in the Recitals.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the New York Stock Exchange.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser” has the meaning set forth in the Recitals.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Regulation D” has the meaning set forth in the Recitals.

“SEC Reports” has the meaning set forth in Section 3.1(a).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(iv).

“Securities Act” has the meaning set forth in the Recitals.

“Senior Credit Facilities” means, collectively, (a) the (senior secured) Credit Agreement, to be dated on or about the Closing Date, among the Company, the lenders from time to time party thereto, an administrative agent and the other parties from time to time parties thereto, and (b) the (senior unsecured increasing rate) Credit Agreement, to be dated on or about the Closing Date, among the Company, the lenders from time to time party thereto, an administrative agent, and the other parties from time to time parties thereto, each as amended, amended and restated, supplemented or otherwise modified, extended, restructured, renewed, refinanced, restated or replaced, in whole or in part, from time to time.

“Senior Credit Facilities Documentation” means any credit agreement, loan agreement, promissory note, indenture, guarantee, pledge agreement, debenture, security agreement or other collateral agreement or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect, security by way of assignment, mortgage, charge, lien, deed of trust, letter of credit, ancillary facility, reimbursement agreement, waiver, amendment or other contract, agreement, instrument or document relating to or otherwise delivered in connection with the Senior Credit Facilities or the HY Indenture.

“Short Sales” include all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and similar arrangements (including on a total return basis); provided, however, that a bona fide pledge or the enforcement thereof or a sale or transfer of shares pursuant thereto shall not constitute a Short Sale.

“Stock Options” has the meaning set forth in Section 3.1(k).

“Stockholder Approval” has the meaning set forth in Section 4.12(a)(i).

“Subscription Amount” has the meaning set forth in the Recitals.

“Trading Affiliate” means an Affiliate of Purchaser that (a) has knowledge of the transactions contemplated hereby prior to the public announcement of such transactions, (b) has or shares discretion relating to Purchaser’s investments or trading or information concerning Purchaser’s investments, including in respect of the Common Shares, and (d) is subject to Purchaser’s review concerning such Affiliate’s investments or trading; provided that the following Persons shall not be deemed to be Affiliates of Purchaser or any of its Affiliates: (i) the Company and its subsidiaries and (ii) any portfolio company in which of Purchaser or any of its Affiliates has an investment (whether debt or equity) or any of such portfolio companies’ controlled Affiliates, so long as, in the case of this clause (ii), such Person shall not have been acting on behalf of or at the direction of Purchaser or any of its Affiliates or received any Confidential Information (as defined in the Investor Rights Agreement) from or on behalf of Purchaser (it being acknowledged and agreed that no such portfolio company or its controlled Affiliates shall be deemed to have received Confidential Information (as defined in the Investor Rights Agreement) solely by reason of an employee or principal of Purchaser or any of its Affiliates serving on the board or similar governing body of such portfolio company).

“Trading Day” means (a) a day on which the Common Stock is listed or quoted and traded on its Trading Market (other than the OTC Bulletin Board), or (b) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in the preceding clauses (a), (b) or (c), then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE American (formerly the American Stock Exchange), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the exhibits attached hereto, the Investor Rights Agreement and any other documents or agreements explicitly contemplated hereunder and thereunder, but not including the Acquisition Agreement.

“Transfer Agent” means American Stock Transfer and Trust Co., the current transfer agent of the Company, with a mailing address of 59 Maiden Lane Plaza Level, New York, NY 10038, and a telephone number of (800) 937-5449, or any successor transfer agent for the Company.

“U.S. GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

ARTICLE II
PURCHASE AND SALE

2.1                               Closing.

(a)                                 Amount.  Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company, the Common Shares for the Subscription Amount.

(b)                                 Closing.  The Closing of the purchase and sale of the Common Shares shall take place at the offices of Goodwin Procter LLP, 901 New York Ave. NW, Washington, D.C. 20001, on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c)                                  Form of Payment.  At the Closing, Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, to the Company’s account set forth on Exhibit B hereto or such other account as may be designated in writing by the Company at least four (4) Business Days in advance.

2.2                               Closing Deliveries.  (a) At or prior to the Closing, the Company shall issue, deliver or cause to be delivered to Purchaser the following (the “Company Deliverables”):

(i)                                     the Common Shares subscribed for by Purchaser hereunder, registered in book-entry form in the name of Purchaser as set forth on the Registered Holder Questionnaire included as Exhibit C-2 hereto;

(ii)                                  a legal opinion of Company Counsel with respect to the matters described on Schedule A, dated as of the Closing Date, in form and substance reasonably satisfactory to Purchaser, executed by such counsel and addressed to Purchaser;

(iii)                               the Investor Rights Agreement, duly executed by the Company;

(iv)                              a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Common Shares, (b) certifying the Company Organizational Documents and (c) certifying as to the signatures and authority of the individuals signing the Transaction Documents and related documents on behalf of the Company, in the form attached hereto as Exhibit D;

(v)                                 a certificate dated as of the Closing Date and signed by its chief executive officer in the form attached hereto as Exhibit E.

(vi)                              a certificate evidencing the incorporation and good standing of the Company issued by the Secretary of State of Delaware, as of a date within three (3) Business Days of the Closing Date; and

(vii)                           a certified copy of the certificate of incorporation of the Company, as certified by the Secretary of State of Delaware, as of a date within three (3) Business Days of the Closing Date.

(b)                                 On or prior to the Closing, Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)                                     its Subscription Amount by wire transfer to the account set forth on Exhibit B attached hereto or such other account as may be notified by the Company to Purchaser at least two (2) Business Days prior to the Closing Date;

(ii)                                  the Investor Rights Agreement, duly executed by Purchaser; and

(iii)                               a fully completed and duly executed Accredited Investor Questionnaire, satisfactory to the Company, and Registered Holder Questionnaire in the forms attached hereto as Exhibits C-1 and C-2, respectively.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1                               Representations and Warranties of the Company.  The Company hereby represents and warrants as of the date hereof and as of the Closing Date to Purchaser as follows:

(a)                                 The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since the date that is two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and the SEC Reports filed with, or furnished to, the Commission and publicly available prior to the date hereof being the “Filed SEC Reports”; provided, that, other than for purposes of this Section 3.1(a) and Section 3.1(b), references to SEC Reports and Filed SEC Reports shall be deemed to exclude any disclosures in any risk factors section, in any section related to forward-looking statements and other disclosures that are predictive or forward-looking in nature) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis, individually or in the aggregate, would not have or reasonably be expected to be material to the Company.  As of their respective filing dates, or to the extent corrected by a subsequent restatement prior to the date hereof, as of the date of such restatement, the SEC Reports complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of the date hereof, (i) the Company qualifies as a “well known seasoned issuer”, (ii) none of the Company’s subsidiaries is required to file any documents with the Commission, (iii) there are no outstanding or unresolved comments in comment letters from the Commission staff with respect to any of the Filed SEC Reports and (iv) to the Company’s Knowledge, none of the Filed SEC Reports is the subject of ongoing Commission review, outstanding Commission comment or outstanding Commission investigation.

(b)                                 The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the SEC Reports complied as to form, as of their respective dates of filing with the Commission, in all material respects with the published rules and regulations of the Commission with respect thereto, have been prepared in all material respects in accordance with U.S. GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the Commission or other rules and regulations of the Commission) applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X) and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified and such financial statements and related schedules and notes thereto.  Neither the Company nor any of its subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) except liabilities (i) reflected or reserved against in the balance sheet (or the notes thereto) of the Company and its subsidiaries as of December 31, 2017 (the “Balance Sheet Date”) included in the Filed SEC Reports, (ii) incurred after the Balance Sheet Date in the ordinary course of business, (iii) as contemplated by this Agreement or otherwise incurred in connection with the Acquisition Agreement or the other Transaction Documents, or (iv) as, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(c)                                  The Company and each of its subsidiaries has filed all material United States federal, state, local and non-United States tax returns that are required to be filed through the date hereof, which returns are true and correct in all material respects, or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due, except for any such taxes currently being contested in good faith.  There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect.  Except as would not have a Material Adverse Effect, as of the date hereof, the net operating loss carryovers and capital loss carryovers of the Company and its subsidiaries are not subject to limitation on their use under section 382, 383 or 1502 of the Code, or any provision of any regulation (whether final or temporary) promulgated under such Code provisions.

(d)                                 (i) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Filed SEC Reports any material loss or interference with its business, direct or contingent, including from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Filed SEC Reports; and (ii) since the respective dates as of which information is given in the Filed SEC Reports, there has not been any material, individually or in the aggregate, adverse change, or any development, individually or in the aggregate, involving a prospective adverse change that is material (I) in or affecting the properties, business, management, prospects, operations, earnings or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole or (II) to the ability of the Company to consummate the transactions contemplated by the Transaction Documents or the Acquisition Agreement on a timely basis or on the ability of the Company to comply with its obligations under the Transaction Documents or the Acquisition Agreement (a “Material Adverse Effect”).

(e)                                  The Company and its subsidiaries have good and marketable title to all real property owned by them, if any, and have good title to all other material property owned by them, in each case free and clear of all liens (except those provided by the Senior Credit Facilities Documentation), encumbrances and defects except as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(f)                                   Except as described in the Filed SEC Reports or would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws or otherwise and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigation or Proceedings relating to any Environmental Law or otherwise against the Company or any of its subsidiaries and (iv) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or Proceeding by any private party or governmental agency or body, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(g)                                  The Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and corporate authority to own its properties and conduct its business as described in all material respects in the SEC Reports, and (ii) has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except in the case of clause (ii), where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and each subsidiary of the Company (A) has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of its jurisdiction of incorporation or formation, as applicable, with the company power and authority to own its properties and conduct its business as described in the SEC Reports, and (B) has been duly qualified as a foreign corporation or limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except in the case of clause (B), where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(h)                                 The execution and delivery of this Agreement by the Company and performance by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action including by the Board of Directors.  Each Transaction Document to which it is a party has been (or, in the case of the Transaction Documents to be executed by the Company after the date hereof but at or prior to the Closing, will be at the Closing) duly executed by the Company, and when delivered by the Company in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.  No vote, consent or approval of the stockholders of the Company is required under applicable law, the Company Organizational Documents or under any contract between the Company and any stockholder of the Company, to authorize or approve this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby.

(i)                                     The authorized capital stock of the Company consists of 80,000,000 shares of Common Stock and 5,000 shares of Preferred Stock, of which 250 shares of Preferred Stock will be authorized as of the Closing and no other shares of Preferred Stock will be authorized as of the Closing.  At the close of business on February 21, 2018 (the “Capitalization Date”), (i) 44,552,281 shares of Common Stock were issued and outstanding, (ii) 605,501 shares of Common Stock were reserved and available for issuance pursuant to the Company Stock Plans, (iii) 453,882 shares of Common Stock were subject to outstanding Company Stock Options, (iv) 393,763 shares of Common Stock were reserved and available for purchase under the Company’s employee stock purchase plan (the “Employee Stock Purchase Plan”) and (v) no shares of Preferred Stock were issued or outstanding.

(j)                                    Except as described in Section 3.1(i) or disclosed in accordance with Section 3.1(d) as of the Capitalization Date, there were (i) no outstanding shares of capital stock of, or other equity or voting interests in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iii) no outstanding options, warrants, rights or other commitments or agreements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interests (or voting debt) in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company other than obligations under the Company Stock Plans in the ordinary course of business, (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interests in, the Company (the items in the preceding clauses (i), (ii), (iii) and (iv) being referred to collectively as “Company Securities”) and (v) no other obligations by the Company or any of its subsidiaries to make any payments based on the price or value of any Company Securities.  Since the Capitalization Date through the date hereof, neither the Company nor any of its subsidiaries has (A) issued any Company Securities or incurred any obligation to make any payments based on the price or value of any Company Securities or dividends paid thereon, other (I) than in connection with the vesting, settlement or exercise of the stock option, service based restricted stock awards and performance-based restricted stock awards referred to in Section 3.1(i) that were outstanding as of the Capitalization Date, (II) as contemplated by the Preferred Purchase Agreements or (III) as expressly contemplated by this Agreement or (B) established a record date for, declared, set aside for payment or paid any dividend on, or made any other distribution in respect of, any shares of the Company’s capital stock.  There are no outstanding agreements of any kind which obligate the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any Company Securities (other than pursuant to the cashless exercise of Company Stock Options), or obligate the Company to grant, extend or enter into any such agreements relating to any Company Securities, including any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities.  Except as described in the Filed SEC Reports, none of the Company or any subsidiary of the Company is a party to any stockholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition, voting or dividends with respect to any Company Securities.

(k)                                 All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights and were not issued in violation of any rights of first refusal or other similar rights to subscribe for or purchase securities of the Company; and conform in all material respects to the description of such capital stock contained in the Filed SEC Reports.  All of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens (except those provided by the Senior Credit Facilities Documentation), encumbrances, equities or claims and there are no options, warrants or rights to acquire shares of capital stock of any subsidiary of the Company.  With respect to stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company (together with the Employee Stock Purchase Plan, the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the Board of Directors and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans and (iv) each such grant was properly accounted for in accordance with U.S. GAAP.

(l)                                     The Common Shares to be issued and sold by the Company to Purchaser hereunder have been duly authorized and, when issued and delivered against payment therefor as provided herein, the Common Shares will be duly and validly issued and fully paid and non-assessable and, assuming the accuracy of Purchaser’s representations and warranties in Section 3.2, issued in compliance with all applicable federal and state securities laws and the issuance of the Common Shares is not and will not be in violation of any purchase option, call option, preemptive right, resale right, subscription right, right of first refusal or similar right, and will be free and clear of all liens and encumbrances, except restrictions imposed by the Securities Act and any applicable state securities laws.  Nothing in this subsection shall be construed to mean that the Common Shares are not subject to the restrictions set forth in the Investor Rights Agreement.

(m)                             The execution, delivery and performance by the Company of this Agreement, the Transaction Documents, the Preferred Purchase Agreements (including the adoption of the Certificate of Designations), the Acquisition Agreement and the Senior Credit Facility Documentation and the consummation of the transactions contemplated hereby and thereby, including the issue and sale of the Common Shares and the Preferred Shares and the compliance by the Company with its obligations hereunder and thereunder, do not and will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) violate any of the provisions of the Company Organizational Documents, or the organizational documents of any subsidiary, or (C) violate any law, rule, regulation, order, judgment or decree (including federal and state securities laws) of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (D) require any consent, approval, authorization, order, registration or qualification of or with any court, governmental agency or body, securities exchange or third party, except for (w) with respect to the Preferred Purchase Agreements, approvals of the state public utility commissions or similar Governmental Entities and such filings as may be required under the HSR Act as set forth therein, (x) the Stockholder Approval with respect to the conversion of the Preferred Shares to Conversion Shares (as defined in the Preferred Purchase Agreements), (y) such consents, approvals, authorizations, orders, registrations or qualifications that have been obtained or made and are in full force and effect, and (z) with respect to any third party consent, the failure of which to obtain, individually or in the aggregate, would not be reasonably expected to material to the Company and its subsidiaries, taken as a whole, or adversely impact the ability to consummate the transactions contemplated hereby and by the Transaction Documents (including the issuance and sale of the Common Shares).

(n)                                 Neither the Company nor any of its subsidiaries is (A) in violation of its certificate of incorporation, bylaws or other organizational documents or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (B), to the extent that such default, individually or in the aggregate, would not be material to the Company and its subsidiaries, taken as a whole, or adversely impact the ability to consummate the offering contemplated hereby.

(o)                                 Other than as set forth in the Filed SEC Reports, there are no legal or governmental Proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect;  and, to the Company’s Knowledge, no such Proceedings are threatened by governmental authorities or threatened in writing by others.

(p)                                 The Company is not and, after giving effect to the offering and sale of the Common Shares pursuant to this Agreement and the Preferred Shares pursuant to the Preferred Purchase Agreements and the application of the proceeds thereof, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(q)                                 CohnReznick LLP, who have audited certain financial statements of the Company and its subsidiaries, is a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act) and is “independent” with respect to the Company within the meaning of Regulation SX and the Public Company Accounting Oversight Board (United States) and to the Company’s Knowledge, is in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the Commission and the Public Company Accounting Oversight Board thereunder.  All non-audit services performed by the Company’s auditors for the Company that were required to be approved in accordance with Section 202 of the Sarbanes-Oxley Act were so approved.

(r)                                    The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

(s)                                   The Board of Directors meets the independence requirements of, and has established an audit committee that meets the independence requirements of, the rules and regulations of the Commission and the Principal Trading Market.

(t)                                    The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act and such disclosure controls and procedures are effective.

(u)                                 The Company and its subsidiaries own or possess, or can reasonably promptly acquire on commercially reasonable terms, adequate rights to use all material patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property rights, moral rights and other rights necessary for the conduct of the business now operated by them, except as would not reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has received (or reasonably expects to receive) any notice of infringement of or conflict with rights of others with respect to any of the foregoing or otherwise which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(v)                                 The Company and each of its subsidiaries have complied, and are currently in compliance, in all material respects with all obligations, laws and regulations regarding the collection, use, transfer, storage, protection, disposal or disclosure of personally identifiable information or any other information collected from or provided by third parties.  The Company and its subsidiaries have taken commercially reasonable steps to protect the information technology systems and data used in connection with the operation of the Company or its subsidiaries.  The Company and its subsidiaries have used reasonable efforts to establish, and have established, commercially reasonable disaster recovery and security plans, procedures and facilities for the business, including, without limitation, for the information technology systems and data held or used by or for the Company or any of its subsidiaries.  There has been no security breach or attack or other compromise of or relating to any such information technology system or data which would reasonably be expected to be material to the Company and its subsidiaries, taken as a whole.

(w)                               The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, in the Company’s reasonable judgment, prudent and adequate for the businesses in which they are engaged.

(x)                                 Neither the Company nor any of its subsidiaries maintains or contributes to, or otherwise has any current or contingent liability with respect to, an employee benefit plan that is subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 412 of the Internal Revenue Code; the Company and its subsidiaries are in compliance in all material respects with the provisions of ERISA and the Internal Revenue Code applicable to employee benefit plans maintained or contributed to by the Company and its subsidiaries; no non-exempt prohibited transaction has occurred, within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code, for which the Company or any of its subsidiaries would have any material liability.

(y)                                 The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with ERISA, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Employee Benefit Laws”) and no action, suit or Proceeding by or before any court or governmental agency, authority or body or any arbitrator to which the Company or any of its subsidiaries is a party with respect to the Employee Benefit Laws is pending or, to the Company’s Knowledge, threatened, which would reasonably be expected to have a Material Adverse Effect.

(z)                                  The holders of outstanding shares of Common Stock are not entitled to preemptive or other rights to subscribe for the Common Shares; none of the outstanding shares of

Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company; except as disclosed in the Filed SEC Reports there are no Persons with registration or other similar rights to have securities of the Company registered under the Securities Act or the rules and regulations of the Commission thereunder; there are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries except as disclosed in Section 3.1(i); and the description of the Company Stock Plans, and the options or other rights granted thereunder, included in the SEC Reports fairly presents the information required to be shown with respect to such plans, options and rights.

(aa)                          None of the Company, its subsidiaries or, to the Company’s Knowledge, any of their respective Affiliates does business with any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign, any subdivision thereof, or with any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization or other entity located in any country that is the subject of the economic sanctions or programs of the United States as administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to its subsidiaries or any joint venture partner or other Person, in a manner that violates any U.S. sanctions administered by OFAC.

(bb)                          The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the applicable rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

(cc)                            Neither the Company nor any of its subsidiaries nor, to the Company’s Knowledge, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and its Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(dd)                          Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 3.2 and the accuracy of the information disclosed in the Accredited Investor Questionnaire provided by Purchaser, no registration under the Securities Act is required for the offer and sale of the Common Shares by the Company to Purchaser under the Transaction Documents.  The issuance and sale of the Common Shares hereunder does not contravene the rules and regulations of the Trading Market.

(ee)                            The issued and outstanding shares of Common Stock of the Company are registered pursuant to Section 12(b) of the Exchange Act and are listed on the Principal Trading Market, and the Company has taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or to delist, or likely to have the effect of delisting, such Common Stock from the Principal Trading Market, nor has the Company received any notification that the Commission or the Principal Trading Market is contemplating terminating or suspending such registration or listing.  The Company is in compliance with all applicable listing requirements of the Principal Trading Market.

(ff)                              None of the Company, its subsidiaries nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) impair the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Common Shares as contemplated hereby or (ii) cause the offering of the Common Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated; it being acknowledged that this offering will be integrated with certain sales of Preferred Stock and Common Stock occurring simultaneously on the Closing Date.

(gg)                            Neither the Company nor, to the Company’s Knowledge, any Person acting on behalf of the Company has offered or sold any of the Common Shares by any form of general solicitation or general advertising.

(hh)                          The Company is not party to a stockholder rights agreement, “poison pill” or similar antitakeover agreement or plan and no anti-takeover statutes currently in effect in any jurisdiction in which the Company operates are applicable to the transactions contemplated hereby.

(ii)                                  The proceeds from the sale of the Common Shares and the Preferred Shares together with the indebtedness described in the Company’s debt commitments provided to Purchaser on or before the date of this Agreement will, in the aggregate, be sufficient to fund the acquisition contemplated by the Acquisition Agreement and to pay the expenses required to be paid by the Company related to such acquisition and the transactions related thereto.

3.2                               Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)                                 Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by Purchaser and performance by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of Purchaser.  Each Transaction Document to which it is a party has been (or, in the case of the Investor Rights Agreement, will be at the Closing) duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)                                 The execution, delivery and performance by Purchaser of this Agreement and the Investor Rights Agreement and the consummation by Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Purchaser to perform its obligations hereunder.

(c)                                  Purchaser understands that the Common Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Common Shares as principal for its own account and not with a view to, or for distributing or reselling such Common Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, Purchaser does not agree to hold any of the Common Shares for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Investor Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Common Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  Purchaser is acquiring the Common Shares hereunder in the ordinary course of its business.  Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Common Shares (or any securities which are derivatives thereof) to or through any Person; Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d)                                 At the time Purchaser was offered the Common Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e)                                  Purchaser is not purchasing the Common Shares as a result of any advertisement, article, notice or other communication regarding the Common Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f)                                   Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has so evaluated the merits and risks of such investment.  Purchaser is able to bear the economic risk of an investment in the Common Shares and, at the current time, is able to afford a complete loss of such investment.

(g)                                  Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Common Shares and the merits and risks of investing in the Common Shares; (ii) access to information about the Company and the subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense.  Neither such inquiries nor any other investigation conducted by or on behalf of Purchaser or its representatives or counsel shall modify, amend or affect Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents.

(h)                                 Other than with respect to the transactions contemplated herein, since the time that Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby, neither Purchaser nor any Trading Affiliate of Purchaser has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities).

(i)                                     No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of Purchaser.

(j)                                    Purchaser has independently evaluated the merits of its decision to purchase the Common Shares pursuant to the Transaction Documents.  Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to Purchaser in connection with the purchase of the Common Shares constitutes legal, tax or investment advice.  Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares.

(k)                                 Purchaser understands that the Common Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Common Shares.

(l)                                     Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

(m)                             None of Purchaser, its equity holders or its or their respective Trading Affiliates beneficially owns any Common Stock or Equity Interests of the Company (other than pursuant to the Transaction Documents).

(n)                                 Purchaser’s offices in which its investment decision with respect to the Common Shares was made are located at the address set forth for notices to be delivered to Purchaser in Section 6.3.

The Company and Purchaser acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1                               Transfer Restrictions.

(a)                                 Legends.  Certificates evidencing the Common Shares or book entry accounts for the Common Shares shall bear or be noted with any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(b):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(b)                                 Removal of Legends.  The legend set forth in Section 4.1(a) above shall be removed (from the certificate representing such shares or the book-entry account for such shares) and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Common Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable account at the Depository Trust Company (“DTC”) designated by such holder, if (i) such Common Shares are registered for resale under the Securities Act, (ii) such Common Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Common Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Common Shares and without volume or manner-of-sale restrictions.  Certificates for Common Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to Purchaser by crediting the account of Purchaser’s prime broker with DTC as directed by Purchaser.

4.2                               Integration.  The Company shall not, and shall use its reasonable best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Common Shares in a manner that would require the registration under the Securities Act of the sale of the Common Shares to Purchaser, or that will be integrated with the offer or sale of the Common Shares for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval, prior to the closing of such other transaction, of the transactions contemplated hereby.

4.3                               Use of Proceeds.  The Company shall use the net proceeds from the sale of the Common Shares hereunder to fund its acquisition of Interoute Communications Holdings S.A. as contemplated by the Acquisition Agreement or to reduce the amount of debt used to fund such acquisition, and to pay related transaction expenses.

4.4                               Principal Trading Market Listing.  Promptly after the date of this Agreement the Company shall prepare and submit to the New York Stock Exchange a listing application for the Common Shares.  The Company, on or before the Closing Date, shall take such commercially reasonable actions as the Company shall reasonably determine is necessary in order to obtain approval of such listing application on or before the Closing Date, and in any event shall obtain approval of such listing application on or before the expiration of the lock-up period set forth in Section 2.1.1 of the Investor Rights Agreement.

4.5                               Form D; Blue Sky.  The Company agrees to timely file a Form D with respect to the Common Shares as required under Regulation D and to provide a copy thereof, promptly upon the written request of Purchaser.  The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Common Shares for sale to Purchaser under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of Purchaser.

4.6                               Short Sales.  If, during the period commencing on the date hereof ending on the first to occur of (a) the Closing or (b) termination of this Agreement in accordance with its terms pursuant to Section 6.14, the Company notifies Purchaser that it intends to conduct a public offering of Common Stock, then Purchaser shall not, and shall cause its Trading Affiliates not to, engage, in any sales or Short Sales involving the Company’s securities during the period commencing with receipt of such notice and ending on the first to occur of (i) the closing or the abandonment of such public offering or (ii) (A) the Closing (in which case, any such restrictions will be governed solely by the Investor Rights Agreement) or (B) termination of this Agreement in accordance with its terms pursuant to Section 6.14; provided, however, the foregoing shall not apply to a bona fide pledge or the enforcement thereof or a sale or transfer of shares pursuant thereto.  Purchaser understands and acknowledges that the staff of the Commission has taken the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, and is aware of Section 239.10 of the Compliance and Disclosure Interpretations of the staff of the Division of Corporation Finance interpreting Securities Act Sections.

4.7                               Funding Notice.  The Company shall deliver a written notice of funding to Purchaser at least four (4) Business Days prior to the anticipated Closing Date; provided, that such notice may not be delivered until all conditions to the consummation of the transactions contemplated by the Acquisition Agreement have been satisfied (other than those conditions which, by their terms, cannot be satisfied until the closing of under the Acquisition Agreement, but which are capable of being satisfied at such closing).

4.8                               Efforts to Consummate.  Subject to the terms and conditions set forth in this Agreement, each of Purchaser and the Company shall use reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement (including the satisfaction, but not waiver, of the closing conditions set forth in Article V).

4.9                               Interim Operating Covenants of the Company.  Except as expressly contemplated by this Agreement, from and after the date hereof until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, the Company shall, and cause each of its subsidiaries to, except as consented to in writing by Purchaser:

(a)                                 not take any action that if taken after the Closing Date, would require the approval of a majority of the shares of the outstanding Preferred Stock pursuant to the terms of Section 4(b)(iv), (vi), (vii) or (viii) of the Certificate of Designations (as defined in the Preferred Purchase Agreements), assuming for such purposes that the Certificate of Designations was in full force and effect and the “Original Issue Date” (as defined in the Certificate of Designations) was the date of this Agreement; provided, however, the reference to the foregoing clause (vii) shall not apply to any Rights Plans if the Purchaser will receive upon issuance of the Common Shares a right equivalent to each other holder of Common Stock generally and if such Rights Plan is not triggered by the issue of the Common Shares; and provided further, however, the reference to the foregoing clause (viii) shall not apply to any contract, agreement, commitment or understanding to do any of the actions set forth in Section 4(b)(i), (ii), (iii) or (v) of the Certificate of Designations;

(b)                                 notify Purchaser promptly upon any termination of, or material breach (or alleged material breach) of the Acquisition Agreement by the Company or any of its Affiliates or, to the Company’s Knowledge, any other party thereto; and

(c)                                  not enter into any agreement with respect to its securities which would be inconsistent with or violate the rights granted to the holders of Registrable Securities pursuant to the Investor Rights Agreement (assuming it was in full force and effect as of the date hereof).

4.10                        Notification of Certain Matters.  Notwithstanding anything else herein to the contrary, the Company and Purchaser shall give prompt written notice to the other of (a) any notice or other communication from any Person alleging that any consent, waiver or approval from, or notification requirement to, such Person is or may be required in connection with the transactions contemplated by the Transaction Documents, (b) all effects, changes, events and occurrences arising subsequent to the date of this Agreement which could reasonably be expected to result in any breach of a representation or warranty or covenant of the Company in this Agreement that would, if occurring or continuing on the Closing Date, cause any of the conditions set forth in Article V not to be satisfied, (c) any effect, change, event or occurrence that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (d) any litigation relating to the transactions contemplated by the Transaction Documents (the “Transaction Litigation”) and any updates to the status thereof.  The Company and its subsidiaries shall give Purchaser an opportunity to discuss with the Company and its representatives any Transaction Litigation (subject to the entry into any joint defense or similar agreement and otherwise subject to the protection of any attorney-client or other similar doctrine or privilege) and the Company and its representatives shall consider Purchaser’s recommendations with respect thereto in good faith.  For the avoidance of doubt, no updated information provided in accordance with this Section 4.10 shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement or affect any rights under this Agreement or the other Transaction Documents.

4.11                        Publicity.  The Company shall not publicly disclose the name of Purchaser or an Affiliate of Purchaser, or include the name of Purchaser or an Affiliate of Purchaser in any press release or filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of Purchaser, except (i) in connection with the Acquisition Agreement, (ii) as required by federal securities law in connection with (A) any registration statement contemplated by the Investor Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (iii) to the extent such disclosure is required by law, request of the Commission or Trading Market regulations, in which case the Company shall provide Purchaser with a reasonable opportunity to comment on such disclosure in advance.

4.12                        Certain Tax Matters.

(a)                                 The Company shall pay any and all documentary, stamp and similar issue or transfer tax due upon the issuance of the Common Shares, and the Company will, at its own expense, file all necessary tax returns and other documentation with respect to all such taxes and fees.

(b)                                 As and when reasonably requested by Purchaser, the Company agrees to provide prompt assistance in connection with determinations by Purchaser of whether specified shares of Common Stock that Purchaser holds or has held constitute a “United States real property interest” under Section 897 of the Code.

ARTICLE V
CONDITIONS PRECEDENT TO CLOSING

5.1                               Conditions Precedent to the Obligations of Purchaser to Purchase Common Shares.  The obligation of Purchaser to acquire the Common Shares by payment of the Subscription Amount at the Closing is subject solely to the satisfaction or waiver of the following conditions precedent, any or all of which may be waived by Purchaser:

(a)                                 No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(b)                                 Consummation of Acquisition.  The Acquisition Agreement shall be in full force and effect.  The closing under the Acquisition Agreement shall have been, or substantially concurrently with the initial funding of the Subscription Amount shall be, consummated in accordance with the Acquisition Agreement, and all conditions to the consummation of the transactions contemplated by the Acquisition Agreement shall have been satisfied or waived (other than those conditions that, by their terms, cannot be satisfied until the closing under the Acquisition Agreement but which are capable of being satisfied at such closing) without giving effect to any amendment, modification, or waiver of any material terms or conditions of the Acquisition Agreement not previously approved in writing by Purchaser.

(c)                                  Company Deliverables.  The Company shall have delivered, or concurrently with the Closing is delivering, the Company Deliverables in accordance with Section 2.2(a).

For the avoidance of doubt, the failure of any representation and warranty of the Company to be true and correct, whether upon signing this Agreement or upon the Closing, shall not be a condition to the obligation of Purchaser to consummate the Closing, expect for, and to the extent specifically set forth in, the officer’s certificate attached hereto as Exhibit E.

5.2                               Conditions Precedent to the Obligations of the Company to sell Common Shares.  The obligation of the Company to sell and issue the Common Shares at the Closing to Purchaser is subject solely to the satisfaction or waiver of the following conditions, any or all of which may be waived by the Company:

(a)                                 No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(b)                                 Consummation of Acquisition.  The Acquisition Agreement shall be in full force and effect.  The closing under the Acquisition Agreement shall have been, or substantially concurrently with the initial funding of the Subscription Amount shall be, consummated.

(c)                                  Purchaser Deliverables.  Purchaser shall have delivered, or concurrently with the Closing is delivering, its Purchaser Deliverables in accordance with Section 2.2(b).

ARTICLE VI
MISCELLANEOUS

6.1                               Fees and Expenses.  Other than as set forth in Section 4.124.8, any fees and expenses incurred by the parties in connection with the Transaction Documents shall be borne by the party that incurred such fees and expenses.

6.2                               Entire Agreement.  The Transaction Documents (including, from and after the Closing, the Investor Rights Agreement), together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof (which, for avoidance of doubt, shall not be deemed to include the subject matter of the Acquisition Agreement) and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing, and without further consideration, the Company and Purchaser will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3                               Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email (provided the sender does not receive a machine-generated rejection of transmission) at the email address specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:                                      GTT Communications, Inc.

8484 Westpark Drive, Suite 720
McLean, VA 22102
Attention:  Chris McKee, General Counsel
E-mail:  Chris.McKee@gtt.net

With a copy to:                                                            Goodwin Procter LLP

100 Northern Avenue
Boston, MA 02210
Attention:  Jay Schifferli, Esq., and Jocelyn Arel, Esq.
E-mail:  JSchifferli@goodwinlaw.com and JArel@goodwinlaw.com

If to Purchaser:                                                            Aleph Tiger Investors LP
c/o Aztec Group Guernsey
656 Trafalgar Court Les Banques St Peter Port Guernsey
GY1 3PP, United Kingdom
Attn: Matt Chick
Email: alephgsy@aztecgroup.co.uk

With a copy to:                                                            Weil Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153
Attention: Michael Lubowitz and Samantha McGonigle
E-mail: michael.lubowitz@weil.com and samantha.mcgonigle@weil.com or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4                               Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5                               Construction; Interpretation.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.  Unless otherwise indicated to the contrary herein by the context or use thereof: (i) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules and exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement; (ii) masculine gender shall also include the feminine and neutral genders, and vice versa; (iii) words importing the singular shall also include the plural, and vice versa; (iv) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (v) financial terms shall have the meanings given to such terms under GAAP unless otherwise specified herein; (vi) references to “$” or “dollar” or “US$” shall be references to United States dollars; (vii) where the context permits, the use of the term “or” will be non-exclusive and equivalent to the use of the term “and/or”; (viii) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; and  (ix) if any action under this Agreement is required to be done or taken on a day that is not a Business Day or on which a government office is not open with respect to which a filing must be made, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter.

6.6                               Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns.  This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of Purchaser.  Purchaser may assign its rights hereunder in whole or in part to any Person to whom Purchaser assigns or transfers any Common Shares in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Common Shares, by the terms and conditions of this Agreement that apply to the “Purchaser”.

6.7                               No Third-Party Beneficiaries.  Except as set forth in Section 6.13, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of and shall not confer any rights or remedies on, nor may any provision hereof be enforced by, any other Person.

6.8                               Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the Delaware Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such Delaware Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9                               Survival.  Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Common Shares.

6.10                        Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11                        Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12                        Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Purchaser and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.13                        Limitation of Liability; No Recourse.

(a)                                 Under no circumstance shall Purchaser be liable for any amounts hereunder or pursuant to claims related to any breach or alleged breach of this Agreement in excess of its Subscription Amount.

(b)                                 Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that Purchaser is a limited partnership, the Company and Purchaser covenant, agree and acknowledge that no recourse under this Agreement, any Transaction Document or any other documents or instruments delivered in connection with this Agreement shall be had against any current or future Affiliate, director, officer, employee, general or limited partner, stockholder, manager, member, trustee or control persons (as such term is used in the Securities Act, as amended, and the rules and regulations thereunder) of Purchaser or any director, officer, employee, general or limited partner, stockholder, manager, member, trustee or control persons (as such term is used in the Securities Act, as amended, and the rules and regulations thereunder), Affiliate or assignee thereof (collectively, “Purchaser Related Parties”), whether by the enforcement of any assessment or by any legal or equitable Proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of Purchaser or any current or future director, officer, employee, general or limited partner, stockholder, manager, member or trustee of Purchaser or of any Affiliate or assignee thereof, as such for any obligation of Purchaser under this Agreement, any Transaction Document or any other documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.  Notwithstanding anything to the contrary herein, the parties hereto agree that the foregoing provisions of this Section 6.13(b) shall not limit or otherwise affect any rights pursuant to the Acquisition Agreement or any documents expressly referred to therein.

6.14                        Termination.  This Agreement may be terminated and transactions contemplated hereby abandoned at any time prior to the Closing: (a) by mutual written consent of the Company and Purchaser, or (b) by the Company or Purchaser if the transactions contemplated by the Acquisition Agreement have not been consummated by the earlier of (i) the date which is six (6) months plus 5 Business Days after the date hereof, or (ii) the date which is (A) the “Longstop Date” (as defined in the Acquisition Agreement and after giving effect to any extensions of time provided therein), plus (B) five (5) Business Days (as defined in the Acquisition Agreement), plus (C) five (5) Business Days, (c) by the Company or Purchaser if the Acquisition Agreement has been terminated in accordance with its terms, or (d) by Purchaser if the Company or any of its Affiliates institutes, directly or indirectly, any action, litigation or other Proceeding against (i) Purchaser Related Parties in connection with the transactions described in this Agreement or the Transaction Documents, or (ii) Purchaser in connection with the transactions described in this Agreement, other than in the case of clause (ii), an action, litigation or other Proceeding seeking to enforce this Agreement in accordance with its terms.  Nothing in this Section 6.14 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents, and Section 6.13 shall survive the termination of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GTT COMMUNICATIONS, INC.

By:
Name:
Title:

ALEPH TIGER INVESTORS LP

By:
Name:
Title:

EXHIBITS

A:                                   Form of Investor Rights Agreement

B:                                   Wire Instructions

C-1:                        Accredited Investor Questionnaire

C-2:                        Registered Holder Questionnaire

D:                                   Form of Secretary’s Certificate

E:                                    Form of Officer’s Certificate

EXHIBIT A

FORM OF INVESTOR RIGHTS AGREEMENT

A-1

Exhibit A

FORM OF INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is entered into as of [•], 2018, by and among GTT Communications, Inc. a Delaware corporation (the “Company”), and Aleph Tiger Investors LP, a Guernsey limited partnership (the “Investor”).

RECITALS

WHEREAS, the Company and the Investor are parties to that certain Securities Purchase Agreement, dated as of March 25, 2018 (the “Securities Purchase Agreement”), pursuant to which on the date hereof the Company issued, sold and delivered to the Investor, and the Investor purchased and acquired from the Company, pursuant to the terms and subject to the conditions set forth therein, an aggregate of 3,948,449 shares of the Company’s common stock, par value $0.0001 per share (the “Common Shares”); and

WHEREAS, the Company and the Investor desire to establish in this Agreement certain terms and conditions concerning the rights of and restrictions on the Investor with respect to the ownership of the Common Shares and other Capital Stock of the Company, as applicable, and it is a condition of the closing of the transactions contemplated by the Securities Purchase Agreement that the Company and the Investor execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.             DEFINITIONS.  The following capitalized terms used herein have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person; provided that the following Persons shall not be deemed to be Affiliates of the Investor or any of its Affiliates: (a) the Company and its subsidiaries and (b) any portfolio company in which the Investor or any of its Affiliates has an investment (whether debt or equity) or any of such portfolio companies’ controlled Affiliates, so long as, in the case of this clause (b), such Person shall not have been acting on behalf of or at the direction of the Investor or any of its Affiliates or received any confidential information from or on behalf of the Investor (it being acknowledged and agreed that no such portfolio company or its controlled Affiliates shall be deemed to have received confidential information solely by reason of an employee or principal of the Investor or any of its Affiliates serving on the board or similar governing body of such portfolio company).  For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Alternative Shelf Registration Statement” is defined in Section 2.2.3.

“Automatic Shelf Filing Date” is defined in Section 2.2.1.

“Automatic Shelf Registration Statement” means an automatic shelf registration statement (as defined in Rule 405) on Form S-3.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable immediately, within 60 days or otherwise.

“Block Trade” means any non-marketed Underwritten Offering taking the form of a bought deal or block sale to a financial institution.

“Block Trade Request” is defined in Section 2.3.

“Business Combination” is defined in Section 3.1.3.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person, and with respect to the Company includes any and all shares of Common Stock (including Conversion Shares) and shares of Preferred Stock.

“Closing Date” means the date of the closing of the purchase and sale of the Common Shares pursuant to the Securities Purchase Agreement.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Common Shares” is defined in the recitals to this Agreement.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Common Stock Equivalents” means any options, warrants or other securities or rights convertible into or exercisable or exchangeable for, whether directly or following conversion into or exercise or exchange for other options, warrants or other securities or rights, shares of Common Stock.

“Company” is defined in the preamble to this Agreement.

“Company Board” means the Board of Directors of the Company.

“Company Piggyback Offering” is defined in Section 2.5.1.

“Conversion Shares” means the shares of Preferred Stock that are convertible into shares of Common Stock.

“Determination Date” is defined in Section 2.2.2.

2

“Disposition” or “Dispose of” means any (a) distribution, transfer or other disposition, directly or indirectly, to shareholders, partners, limited partners of the Investor or to any other Person of any shares of Common Stock or any Common Stock Equivalents, (b) pledge, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant for the sale of, or other disposition of or transfer of any shares of Common Stock or any Common Stock Equivalents, including any “short sale” or similar arrangement, or (c) swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of Common Stock, whether any such swap or transaction is to be settled by delivery of securities, in cash or otherwise.

“Equity Securities” means, with respect to any Person, (a) any shares of Capital Stock of such Person, (b) any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire any shares of Capital Stock of such Person, and (c) Capital Stock or other equity securities directly or indirectly convertible into or exercisable or exchangeable for any shares of Capital Stock of such Person, excluding, for all purposes, any debt, including any debt convertible into any of the foregoing described in the preceding clauses (a) through (c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“GAAP” means United States generally accepted accounting principles, as in effect from time to time, consistently applied.

“Governmental Authority” means any United States or non-United States (a) federal, national, regional, state, provincial, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity, any self-regulatory authority, public utility and any supra-national organization, state, county, city or other political subdivision and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, including any public arbitral tribunal, arbitrator or mediator.

“Hedging” is defined in Section 3.2.

“Investor” is defined in the preamble to this Agreement.

“Law” means all applicable constitutions, treaties, statutes, laws (including common law), orders, ordinances, regulations, codes, rules, legally binding regulatory policy statements, binding standards or guidance, or general binding directives or decrees enacted, adopted or applied by any and all Governmental Authorities.

“Notices” is defined in Section 4.3.

“Other Holder” means any Person having rights to participate in a registration of the Company’s securities.

“Other Holder Piggyback Offering” is defined in Section 2.5.3.

“Other Registrable Securities” is defined in Section 2.5.1.

“Permitted Pledge” is defined in Section 3.2.

3

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity not specifically listed herein.

“Preferred Stock” means the Company’s preferred stock, par value $0.0001 per share.

“Private Placement” means the Disposition by the Investor of any Registrable Securities exempt from the registration requirements of the Securities Act.

“Private Placement Request” is defined in Section 2.2.4.

“Prospectus” means the prospectus forming a part of any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or explicitly deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means (a) any Common Shares and (b) any other Common Stock hereafter acquired by the Investor (and any other securities issued or issuable to the Investor with respect to the securities referred to in the preceding clauses (a) and (b) by way of any share split, share dividend or other distribution, recapitalization, share exchange, share reconstruction, amalgamation, contractual control arrangement or similar event).  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred or disposed of pursuant to such Registration Statement; (ii) upon the Investor’s request in writing, (A) beneficial ownership of such securities shall have been transferred to an unaffiliated third party pursuant to such written request and (B) new certificates for them or registered in such alternative form, in each case not bearing a legend restricting further transfer, shall have been delivered by the Company in accordance with such written request; (iii) such securities shall have been sold pursuant to a Rule 144 Sale; or (iv) such securities shall have ceased to be outstanding.

“Registration” means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” means all expenses incurred by the Company in connection with any Underwritten Offering, including all registration and filing fees, fees and expenses of compliance with securities or blue sky Laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of any Registrable Securities), expenses of printing (a) certificates for any Registrable Securities in a form eligible for deposit with the Depository Trust Company or (b) Prospectuses if the printing of Prospectuses is requested by the Investor, messenger and delivery expenses, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company and the reasonable fees and expenses of one (1) counsel for the Investor participating in the Underwritten Offering (which counsel shall be selected by the Investor); provided, however, that Registration Expenses shall not include any Selling Expenses.  In addition, the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange, if any, on which

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Equity Securities issued by the Company are then listed or the quotation of such securities on any national securities exchange on which Equity Securities issued by the Company are then quoted.

“Registration Rights Term” is defined in Section 2.2.1.

“Registration Statement” means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Registration Statement.

“Rule 144 Sale” means the Disposition by the Investor of any Registrable Securities in compliance with Rule 144 under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Securities Purchase Agreement” is defined in the recitals to this Agreement.

“Selling Expenses” means all underwriting discounts, selling commissions and all transfer, stamp, issuance and similar taxes, costs and expenses that may be payable with respect to the sale of Registrable Securities pursuant to this Agreement or otherwise.

“Shares of Then Outstanding Common Stock” means, at any time, the issued and outstanding shares of Common Stock at such time, as well as all Capital Stock of the Company issued and outstanding as a result of any stock split, stock dividend, or reclassification of Common Stock distributable, on a pro rata basis, to all holders of Common Stock.

“Shelf Filing Request” is defined in Section 2.2.3.

“Standstill Expiration Date” means the last day of the Standstill Period.

“Standstill Period” means, with respect to the Investor, the period commencing on the Closing Date and ending on the earliest of (a) the date on which the beneficial ownership of the Investor and its Affiliates collectively no longer represents at least five percent (5%) of the Shares of Then Outstanding Common Stock; (b) the three (3) year anniversary of the Closing Date; and (c) the date of the consummation of a Change of Control, as defined in the certificate of designations of the Company being filed on the date of this Agreement.

“Substitute Shelf Registration Statement” is defined in Section 2.2.2.

“Takedown Request” is defined in Section 2.3.2.

“Underwriter” means a securities dealer or dealers which purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a registration in which Registrable Securities are sold to an Underwriter for reoffering pursuant to a “takedown” of an Automatic Shelf Registration Statement, Substitute Shelf Registration Statement or Alternative Shelf Registration Statement, as applicable.

“Underwritten Shelf Takedown” is defined in Section 2.3.2.

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“Violation” is defined in Section 2.9.1.

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (a) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (b) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

2.             REGISTRATION RIGHTS.

2.1          Lock-Up.

2.1.1       From and after the Closing Date and until the earlier to occur of: (1) the date that is one year following the Closing Date or (2) the date that any executive officer (for the avoidance of doubt, including the Executive Chairman) of the Company who is a reporting person under Section 16 of the Exchange Act sells, or enters into a binding agreement to sell, more than ten percent (10%) of the Common Stock beneficially owned by such executive officer as of the date of this Agreement, in one or more offerings (other than pursuant to any trading plan in effect prior to the date hereof intended to comply with Rule 10b5-1 under the Exchange Act), the Investor shall not Dispose of any Common Shares without the prior written approval of the Company.

2.2          Filing.

2.2.1       Automatic Shelf Registration Statement.  Beginning on the first Business Day that is one year following the Closing Date (the “Automatic Shelf Filing Date”) and continuing until the Investor ceases to own at least five percent (5%) of the Shares of Then Outstanding Common Stock (the “Registration Rights Term”), if the Company is a Well-Known Seasoned Issuer, then, subject to Section 2.7, the Company shall: (a) use its commercially reasonable efforts to prepare and file an Automatic Shelf Registration Statement; and (b) cause such Automatic Shelf Registration Statement to remain effective with respect to the Registrable Securities of the Investor until the expiration of the Registration Rights Term with respect to the Investor.

2.2.2       Determination Date. If at any time after the filing of an Automatic Shelf Registration Statement by the Company, the Company is no longer a Well-Known Seasoned Issuer (the “Determination Date”), then as promptly as practicable, and in no event more than ten (10) Business Days after such Determination Date, the Company shall: (a) give written notice thereof to the Investor; and (b) subject to Section 2.7, file a Registration Statement on an appropriate form (or a post-effective amendment converting the Automatic Shelf Registration Statement to an appropriate form) covering all of the Registrable Securities subject to and in accordance with the terms of this Agreement (an “Substitute Shelf Registration Statement”).  Subject to Section 2.7, the Company shall use commercially reasonable efforts to have such Substitute Shelf Registration Statement declared effective as promptly as practicable (but in no event more than thirty (30) days) after the date the Automatic Shelf Registration Statement is no longer useable by the Holders to sell their Registrable Securities.

2.2.3       Alternative Shelf Registration Statement.  If at any time during the Registration Rights Term the Company is not a Well-Known Seasoned Issuer, then the Investor may request in writing (a “Shelf Filing Request”) that the Company prepare and file a Shelf Registration Statement on Form S-3 to permit the public resale of all of the Registrable Securities subject to and in accordance with the terms of this Agreement, provided, that to the extent that the Company becomes ineligible to use Form S-3, the Company shall file a Shelf Registration Statement on Form S-1 (any such Shelf Registration Statement on Form S-3 or Form S-1, an “Alternative Shelf Registration Statement”).  The Company shall, subject to

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Section 2.7: (a) use its commercially reasonable efforts to prepare and file such Alternative Shelf Registration Statement within fifteen (15) Business Days of the date of the applicable Shelf Filing Request to include all of the Registrable Securities; (b) use commercially reasonable efforts to cause such Alternative Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable, but in no event more than two (2) Business Days after the date that is thirty (30) days following the filing thereof (or sixty (60) days following the filing thereof if the Commission notifies the Company that it will “review” the Alternative Shelf Registration Statement); and (c) shall use commercially reasonable efforts to cause such Alternative Shelf Registration Statement to remain effective thereafter until the expiration of the Registration Rights Term.

2.2.4       Obligation to Suspend Distribution.  Upon receipt of any written notice from the Company of the happening of: (a) any request by the Commission for any amendment or supplement to any Automatic Shelf Registration Statement, Substitute Shelf Registration Statement, Alternative Shelf Registration Statement, Block Trade, Underwritten Shelf Takedown, Company Piggyback Offering or Other Holder Piggyback Offering, as applicable, or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus; or (b) upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company Board, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, the Investor shall immediately discontinue disposition of such Registrable Securities pursuant to the Automatic Shelf Registration Statement, Substitute Shelf Registration Statement, Alternative Shelf Registration Statement, Block Trade, Underwritten Shelf Takedown Company Piggyback Offering or Other Holder Piggyback Offering, as applicable, covering such Registrable Securities until the Investor receives the required supplemented or amended Prospectus or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, the Investor will deliver to the Company all copies, other than permanent file copies then in the Investor’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice.

2.2.5       Suspension Restrictions.  The Company may suspend disposition of Registrable Securities pursuant to Section 2.2.4, provided, that the Company may not suspend dispositions for periods exceeding, in the aggregate, 90 days during any period of twelve (12) consecutive months.

2.2.6       Well-Known Seasoned Issuer Status.  The Company hereby represents and warrants as of the date hereof that the Company qualifies as a Well-Known Seasoned Issuer.  The Company agrees to use commercially reasonable efforts to remain a Well-Known Seasoned Issuer.

2.3          Requests for Underwritten Offerings.  Subject to Section 2.1.1 and Section 2.7, from and after the Automatic Shelf Filing Date:

2.3.1       For so long as the Investor beneficially owns at least five percent (5%) of the Shares of Then Outstanding Common Stock, the Investor may request to sell all or any portion of the Registrable Securities in a Block Trade (each, a “Block Trade Request”); provided, that each Block Trade Request shall specify the approximate number of Registrable Securities to be sold in such Block Trade.  Notwithstanding any other provision of this Agreement, if the Investor wishes to engage in a Block Trade, no Other Holder shall be entitled to receive any notice of or have its Registrable Securities included in such Block Trade.  The Company shall not be obligated to effect more than six (6) Block Trades for the Investor.

2.3.2       For so long as the Investor beneficially owns at least five percent (5%) of the Shares of Then Outstanding Common Stock, the Investor may request to sell all or any portion of the

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Registrable Securities in an Underwritten Offering not involving a Block Trade (each, an “Underwritten Shelf Takedown”) (each, a “Takedown Request”); provided, that the Takedown Request shall specify the approximate number of Registrable Securities to be sold pursuant to such Underwritten Shelf Takedown.  The lead underwriter to administer any Underwritten Shelf Takedown shall be chosen by the Investor.  The right of the Investor to registration pursuant to this Section 2.3.2 will be conditioned upon the Investor’s participation in such underwriting and the inclusion of the Investor’s Registrable Securities in the underwriting and the Investor will (together with the Company) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)).  The Company shall not be obligated to effect more than six (6) Underwritten Shelf Takedowns for the Investor.

2.3.3       If the managing underwriters for any Underwritten Offering advise the Company in writing that in their reasonable opinion marketing factors require a limitation on the number of shares to be underwritten in such Underwritten Offering, the Company shall include in such Underwritten Offering the number which can be so sold in the following order of priority, which in the opinion of such underwriter would not adversely affect the success of such offering within the price range of such offering: (a) first, the Registrable Securities requested by the Investor to be included in such Underwritten Offering, (b) second, subject to Section 2.7, the Registrable Securities permitted pursuant to Section 2.1.1 and the Other Registrable Securities, in each case, that are requested to be included in the Underwritten Offering (other than those requested by the Investor to be included) and, if the amount is less than all the Registrable Securities and the Other Registrable Securities requested to be sold pursuant to this clause (b), pro rata among the Other Holders on the basis of the total number of Registrable Securities permitted to be included pursuant to Section 2.1.1 and Other Registrable Securities, in each case, that are requested to be sold and (iii) third, the other securities requested to be included in such Underwritten Offering to the extent permitted hereunder.

2.4          Offering Lock-Up.  The Investor, the directors then serving on the Company Board and the executive officers of the Company shall, if requested by any Underwriter(s) in connection with a disposition by the Investor in an Underwritten Offering, agree not to Dispose of any Shares of Then Outstanding Common Stock or Common Stock Equivalents for a specified period of time, not to exceed ninety (90) days.  Such agreement shall be in writing in a customary form reasonably satisfactory to the Investor, the Company and the Underwriter(s) in such Underwritten Offering.  Notwithstanding anything to the contrary set forth in this Section 2.4, in connection with an Underwritten Offering that is a Block Trade, (a) no Investor shall be subject to a lock-up agreement, other than, if requested by the managing Underwriter for such offering, the Investor that is participating in such Block Trade and (b) such lock-up period shall not exceed sixty (60) days in connection with any Block Trade.

2.5          Piggyback Rights.

2.5.1       Right to Piggyback on Primary Company Offerings.  From and after the Automatic Shelf Filing Date, whenever the Company proposes to register any of its securities, or proposes to offer any of its Common Stock pursuant to a registration statement in an underwritten offering under the Securities Act, in each case, other than pursuant to an Automatic Shelf Registration Statement filed to effect a Block Trade in accordance with Section 2.3, a Registration Statement filed by the Company on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan, (a “Company Piggyback Offering”), the Company shall give prompt written notice to the Investor so long as the Investor beneficially owns at least one percent (1%) of the Shares of Then Outstanding Common Stock on the date of such notice of its intention to effect such Company Piggyback Offering; provided, that such notice shall be given not less than twenty (20) days prior to the expected date of

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commencement of marketing efforts for such Company Piggyback Offering.  The Company shall, subject to the provisions of Section 2.1.1, Section 2.5.2 and Section 2.7, include in such Company Piggyback Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein from the Investor and all shares of Common Stock with respect to which the Company has received written requests for inclusion therein from the Other Holders (“Other Registrable Securities”) within fifteen (15) days after sending the Company’s notice.  Notwithstanding anything to the contrary contained herein, the Company may determine not to proceed with any Company Piggyback Offering upon written notice to the Investor and the Other Holders.

2.5.2       Priority on Company Piggyback Offerings.  If the managing Underwriters for any Company Piggyback Offering advise the Company in writing that in their reasonable opinion marketing factors require a limitation on the number of shares to be underwritten in such Company Piggyback Offering, the Company shall include in such Company Piggyback Offering the number which can be so sold in the following order of priority, which in the opinion of such Underwriter would not adversely affect the success of such offering within the price range of such offering: (a) first, the securities the Company proposes to sell, (b) second, subject Section 2.7, the Registrable Securities permitted pursuant to Section 2.1.1 and the Other Registrable Securities, in each case, that are requested to be included in the Company Piggyback Offering, if the amount is less than all the Registrable Securities and the Other Registrable Securities requested to be sold, pro rata on the basis of the total number of Registrable Securities permitted to be included pursuant to Section 2.1.1 and the Other Registrable Securities, in each case, that are requested to be sold, and (c) third, the other securities requested to be included in such Company Piggyback Offering.

2.5.3       Right to Piggyback on Other Holder Offerings.  From and after the Automatic Shelf Filing Date, whenever the Other Holders request that the Company effect any registration with respect to any Common Stock (an “Other Holder Piggyback Offering”), the Company shall give prompt written notice to the Investor to the extent that the Investor beneficially owns at least one percent (1%) of the Shares of Then Outstanding Common Stock on the date of such notice of its intention to effect such Other Holder Piggyback Offering; provided, that such notice shall be given not less than twenty (20) days prior to the expected date of commencement of marketing efforts for such Other Holder Piggyback Offering.  The Company shall, subject to the provisions of Section 2.1.1, Section 2.5.4 and Section 2.7, include in such Other Holder Piggyback Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein from the Investor within fifteen (15) days after sending the Company’s notice.  Notwithstanding anything to the contrary contained herein, the Company may determine not to proceed with any Other Holder Piggyback Offering upon written notice to the Investor.

2.5.4       Priority on Other Holder Piggyback Offerings.  If the managing underwriters for any Other Holder Piggyback Offering advise the Company in writing that in their reasonable opinion marketing factors require a limitation on the number of shares to be underwritten in such Other Holder Piggyback Offering, the Company shall include in such Other Holder Piggyback Offering the number which can be so sold in the following order of priority, which in the opinion of such underwriter would not adversely affect the success of such offering within the price range of such offering: (a) first, the Other Registrable Securities, in each case, requested by the Other Holders to be included in such Other Holder Piggyback Offering, (b) second, subject to Section 2.7, the Registrable Securities permitted to be included pursuant to Section 2.1.1 and the Other Registrable Securities, in each case, that are requested to be included in such Other Holder Piggyback Offering, if the amount is less than all the Registrable Securities and the Other Registrable Securities requested to be sold, pro rata on the basis of the total number of Registrable Securities permitted to be included pursuant to Section 2.1.1 and the Other Registrable Securities, in each case, that are requested to be sold, (c) third, the securities the Company

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proposes to sell in such Other Holder Piggyback Offering, and (d) fourth, the other securities requested to be included in such Other Holder Piggyback Offering to the extent permitted hereunder.

2.5.5       Confidentiality.  The Investor agrees that the fact that a notice pursuant to this Section 2.5 has been delivered shall constitute confidential information, and the Investor agrees not to disclose that such notice has been delivered, provided, that the Investor’s obligations under this Section 2.5.5 with respect to any notice will terminate upon the earlier to occur of: (a) the expiration of the applicable notice period or (b) the occurrence of the offering that is the subject of such notice.

2.6          Obligations of the Company.  Whenever required under Section 2.2 to effect the registration of any Registrable Securities pursuant to an Underwritten Offering, the Company shall, as expeditiously as reasonably possible:

2.6.1       prepare and file with the Commission a Registration Statement with respect to such Registrable Securities sought to be included therein; provided, that at least two (2) Business Days prior to filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to the Investor, its counsel and the Underwriter copies of all such documents proposed to be filed, and the Investor shall have the opportunity to comment on any information pertaining solely to the Investor and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by the Investor or the Underwriter with respect to such information prior to filing any such Registration Statement or amendment, provided, that the Company shall include in the plan of distribution all legally permissible methods of distribution requested by the Investor;

2.6.2       prepare and file with the Commission such amendments and post-effective amendments to any Registration Statement and any Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the date on which all Registrable Securities covered by such Registration Statement are sold pursuant thereto, and cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the date on which all Registrable Securities covered by such Registration Statement are sold pursuant thereto; provided, that at least two (2) Business Days prior to filing any such amendments and post effective amendments or supplements thereto, the Company shall furnish to the Investor, its counsel, and the Underwriter copies of all such documents proposed to be filed, and the Investor and the Underwriter shall have the opportunity to comment on any information pertaining solely to the Investor and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by the Investor or the Underwriter with respect to such information prior to filing any such Registration Statement or amendment;

2.6.3       furnish to the Investor and the Underwriter such numbers of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus or free writing Prospectus) in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities;

2.6.4       notify the Investor, promptly after the Company shall receive notice thereof, of the time when such Registration Statement becomes or is declared effective or when any amendment or supplement or any Prospectus forming a part of such Registration Statement has been filed;

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2.6.5                     notify the Investor promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information and promptly deliver to the Investor copies of any comments received from the Commission;

2.6.6                     notify the Investor promptly of any stop order suspending the effectiveness of such Registration Statement or Prospectus or the initiation of any proceedings for that purpose, and use all reasonable efforts to obtain the withdrawal of any such order or the termination of such proceedings;

2.6.7                     use all reasonable efforts to register and qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky Laws of such jurisdictions as shall be reasonably requested by the Investor, use all reasonable efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, until the date on which all Registrable Securities covered by such Registration Statement are sold pursuant thereto, and notify the Investor of Registrable Securities covered by such Registration Statement of the receipt of any written notification with respect to any suspension of any such qualification; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it would not otherwise be required to qualify but for this Section 2;

2.6.8                     enter into and perform its obligations under an underwriting agreement or placement agreement, as applicable, in usual and customary form with the Underwriter of the Underwritten Offering, pursuant to which such Registrable Securities are being offered;

2.6.9                     use all reasonable efforts to obtain at the time of any Underwritten Offering pursuant to such Registration Statement: (a) a “comfort letter,” and updates thereof, from the Company’s independent certified public accountants covering such matters of the type customarily covered by “comfort letters” as the Underwriter may reasonably request; (b) a negative assurances letter of counsel to the Company in customary form and covering such matters of the type customarily covered by such letters as the Underwriter may reasonably request; (c) customary certificates executed by authorized officers of the Company as the Underwriter may reasonably request; and (d) an opinion or opinions addressed to the Underwriter in customary form and scope from counsel for the Company;

2.6.10              promptly notify the Investor at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement or any offering memorandum or other offering document includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare a supplement or amendment to such Prospectus or file any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of material fact or omit to state any fact necessary to make the statements therein not misleading;

2.6.11              permit the Investor, if in the Investor’s reasonable judgment the Investor could reasonably be deemed to be an underwriter with respect to the Underwritten Offering, or to be a controlling Person of the Company, to reasonably participate in the preparation of such Registration Statement and to require the insertion therein of information to the extent concerning the Investor, furnished to the Company in writing, which in the reasonable judgment of the Investor and its counsel should be included;

2.6.12              upon reasonable notice and during normal business hours, subject to the Company’s receiving customary confidentiality undertakings or agreements from the Investor or other

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person obtaining access to Company records, documents, properties or other information pursuant to this Section 2.6.12, make available for inspection by a representative of the Investor, the Underwriter and any attorneys or accountants retained by the Investor or Underwriter, relevant financial and other records, pertinent corporate documents and properties of the Company, and use all reasonable efforts to cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter attorneys or accountants in connection with the Registration Statement;

2.6.13              participate, to the extent requested by the Underwriter, in efforts extending for no more than five (5) Business Days scheduled by such Underwriter and reasonably acceptable to the Company’s senior management, to sell the Registrable Securities being offered (including participating during such period in customary “roadshow” meetings);

2.6.14              use all reasonable efforts to comply with all applicable rules and regulations of the Commission relating to such registration and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company will be deemed to have complied with this Section 2.6.14 with respect to such earning statements if it has satisfied the provisions of Rule 158;

2.6.15              if requested by the Underwriter and the Investor, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Underwriter or Investor reasonably requests to be included therein, with respect to the Registrable Securities being sold by the Investor, including the purchase price being paid therefor by the Underwriter and with respect to any other terms of the Underwritten Offering of Registrable Securities to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment;

2.6.16              cause the Registrable Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which Equity Securities issued by the Company are then listed; and

2.6.17              reasonably cooperate with the Investor and the Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with filings required to be made with the Financial Industry Regulatory Authority, Inc., if any.

2.7                               Obligations of the Investor.

2.7.1                     Notwithstanding anything in this Agreement to the contrary, it shall be a condition precedent to the right of the Investor to effect the registration of any Registrable Securities, or to the obligation of the Company to take any other action pursuant to this Section 2, that the Investor shall: (a) furnish to the Company such information regarding itself and the Registrable Securities held by it as shall be reasonably necessary to effect the registration of the Investor’s Registrable Securities, including the information required in the Selling Stockholder Questionnaire attached hereto as Exhibit A; (b) enter into an underwriting agreement or placement agreement in customary form and provide customary representations and warranties, and customary indemnities to the applicable underwriter and the Company as provided in the applicable underwriting agreement or placement agreement; (c) sell any Registrable Securities on the basis provided in the applicable underwriting agreement or placement agreement; and (d) complete and execute all questionnaires, powers of attorney, indemnities and other documents reasonably required by the underwriter(s) or the Company.

2.7.2                     The Investor shall use commercially reasonable efforts to work with the Company and the Underwriter prior to making any Block Trade Request or Takedown Request in order to

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facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the applicable Block Trade or Underwritten Shelf Takedown.

2.8                               Expenses.  Except as specifically provided herein, all Registration Expenses shall be borne by the Company.  All Selling Expenses incurred in connection with any registration hereunder shall be borne by the Investor if participating in such offering.

2.9                               Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

2.9.1                     The Company shall indemnify and hold harmless the Investor, any Underwriter, and each Person, if any, who controls the Investor or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, owners, agents and employees of such controlling Persons, against any and all losses, claims, damages or liabilities (joint or several) to which they may become subject under any securities Laws including the Securities Act, the Exchange Act, or any other statute or common law of the United States or any other country or political subdivision thereof, or otherwise, including the amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under the indemnification or contribution provisions of any underwriting or similar agreement entered into by the Investor in connection with any offering or sale of securities covered by this Agreement), and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”): (a) any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference into such Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or any free writing Prospectus or any amendments or supplements thereto, or in any offering memorandum or other offering document relating to the offering and sale of such securities or (b) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; provided, however, the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that (i) it arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information relating to the Investor furnished expressly for use in connection with such registration by the Investor; or (ii) is caused by the Investor’s disposition of Registrable Shares during any period during which the Investor had actual knowledge that it was obligated to discontinue any disposition of Registrable Shares pursuant to Section 2.2.4 and has actually received prior written notice from the Company of such obligation.

2.9.2                     The Investor shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, owners, agents and employees of such controlling Persons, any Underwriter, any other Person selling securities in such registration statement and any controlling Person of any such Underwriter or other Person, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under liabilities (or actions in respect thereto) which arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation: (a) arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information relating to the Investor furnished expressly for use in connection with such registration by the Investor; or (b) is caused by the Investor’s disposition of Registrable Shares during any period during which the Investor had actual knowledge that it was obligated to discontinue any disposition of Registrable Shares pursuant to Section 2.2.4 and has actually received prior written notice from the Company of such obligation.  The Investor shall reimburse, as and when incurred, any legal or

13

other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 2.9.2, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without consent of the Investor, which consent shall not be unreasonably withheld; provided, further, that the total amount to be indemnified shall be limited to the net proceeds (after deducting the underwriting discounts and commissions) received by the Investor in the offering to which the registration statement or Prospectus relates.

2.9.3                     Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any action by a Governmental Authority), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.9 except to the extent that the indemnifying party would be prejudiced as a result of such failure, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

2.9.4                     In order to provide for just and equitable contribution to joint liability in any case in which a claim for indemnification is made pursuant to this Section 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.9 provided for indemnification in such case, the Company and the Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to the relative fault of the Company, on the one hand, and the Investor, on the other hand in connection with the statements or omissions which result in such losses, claims, damages liabilities, or expenses as well as any other relevant equitable considerations.  The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in any such case, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; provided further, however, that in no event shall any contribution under this Section 2.9.4 on the part of the Investor exceed the net proceeds (after deducting the underwriting discounts and commissions) received by the Investor from the sale of Registrable Securities giving rise to such contribution obligation.

2.9.5                     The obligations of the Company and the Investor under this Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement and otherwise.

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2.10                        Commission Reports.  With a view to making available to the Investor the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Investor to sell Registrable Securities of the Company to the public without registration, the Company agrees to at any time that it is a reporting company under Section 13 or 15(d) of the Exchange Act:

2.10.1              file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

2.10.2              furnish to the Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (a) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any Registrable Securities without registration.

2.11                        Termination of Registration Rights.  Except for Section 2.9, which shall survive until the expiration of any applicable statutes of limitation, Section 2 shall terminate automatically and have no further force or effect upon the expiration of the Registration Rights Term.

3.                                      RESTRICTIONS ON BENEFICIAL OWNERSHIP.

3.1                               Standstill.  The Investor agrees that during the Standstill Period, without the prior written approval of the Company or the Company Board, or as otherwise expressly permitted or contemplated by this Agreement, the Investor will not and will cause its controlled Affiliates not to:

3.1.1                     acquire beneficial ownership of any securities (including in derivative form) of the Company or make any tender, exchange or other offer for such an acquisition, excluding, in the case of the Investor, acquisition of (a) the Common Shares, (b) subject to the prior consent of the Company (which consent shall be deemed to have been granted if the Company does not affirmatively advise the applicable Investor that the Company withholds such consent within one Trading Day after receiving such request for consent, and which consent may only be withheld if the Company reasonably believes such acquisition of Capital Stock or other Equity Interests of the Company will be treated as an “ownership change” as defined in Section 382 of the Code), any Capital Stock or other Equity Interests of the Company acquired by the Investor or its controlled Affiliates so long as the total beneficial ownership of the Investor and its controlled Affiliates in the Company’s voting securities, after giving effect to such acquisition, would not exceed 25% of the Company’s total voting power at such time and (c) any securities received from the Company by way of dividend or distribution;

3.1.2                     directly or indirectly, (a) seek to have called any meeting of the stockholders of the Company or (b) propose or nominate for election to the Company Board any person whose nomination has not been approved by a majority of the Company Board or cause to be voted in favor of such person for election to the Company Board any Shares of Then Outstanding Common Stock;

3.1.3                     directly or indirectly, encourage or support a tender, exchange or other offer or proposal by any other Person or group the consummation of which would result in a Change of Control (other than as a seller on the same terms as the other holders of the Company’s Equity Securities) (an “Business Combination”); provided, however, that from and after the filing of a Schedule 14D-9 (or successor form of Tender Offer Solicitation/Recommendation Statement under Rule 14d-9 of the Exchange Act) by the Company wherein a majority of the Company Board recommend that stockholders accept any such Business Combination, the Investor and its Affiliates shall not be prohibited from taking

15

any of the actions otherwise prohibited by this Section 3.1.3 in connection with such Business Combination for so long as the Company Board maintains and does not withdraw such recommendation;

3.1.4                     directly or indirectly, solicit proxies or consents or become a participant in a solicitation (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to the recommendation of a majority of the Company Board with respect to any matter, or knowingly seek to advise or influence any Person, with respect to voting of any Shares of Then Outstanding Common Stock;

3.1.5                     deposit any Shares of Then Outstanding Common Stock in a voting trust or subject any Shares of Then Outstanding Common Stock to any arrangement or agreement with respect to the voting of such Shares of Then Outstanding Common Stock;

3.1.6                     propose (a) any merger, consolidation, business combination, tender or exchange offer, purchase of the Company’s assets or businesses, or similar transaction involving the Company or (b) any recapitalization, restructuring, liquidation or other extraordinary transaction with respect to the Company;

3.1.7                     act in concert with any third party to take any action in the preceding clauses 3.1.1 through 3.1.6, or form, join or in any way participate in a “partnership, limited partnership, syndicate, or other group” within the meaning of Section 13(d)(3) of the Exchange Act, other than any actions taken by the Investor related to negotiating, entering into and exercising the rights under this Agreement, the Securities Purchase Agreement or any document entered into in connection with any of the foregoing;

3.1.8                     enter into discussions, negotiations, arrangements or agreements with any Person relating to the foregoing actions referred to in the preceding clauses 3.1.1 through 3.1.7; or

3.1.9                     request or propose to the Company Board, any member(s) thereof or any officer of the Company that the Company amend, waive, or consider the amendment or waiver of, any provisions set forth in this Section 3.1 (including this clause 3.1.9);

provided, however, that nothing in this Section 3.1 shall limit (i) the rights available (including the enforcement of such rights) to the Investor and its Affiliates under this Agreement, the Acquisition Agreement (as defined in the Securities Purchase Agreement), the Securities Purchase Agreement or any document entered into in connection with any of the foregoing, (ii) the ability of the Investor and its permitted transferees’ ability to make a pledge of securities (subject to Section 2.1) or (iii) the Investor or any of its Affiliates or their respective directors, executive officers, partners, principals, employees or managing members or agents (acting in such capacity) from communicating privately with the Company’s directors, officers or advisors so long as such communications are not intended to, and would not reasonably be expected to, require any public disclosure of such communications.

4.                                      MISCELLANEOUS.

4.1                               Other Registration Rights and Arrangements.  The Company represents and warrants that no person, other than the holders of the Registrable Securities and any holder of rights under the registration rights agreements publicly disclosed by the Company prior to the date of the Securities Purchase Agreement, has any right to require the Company to register any of the Company’s share capital for sale or to include the Company’s share capital in any registration filed by the Company for the sale of shares for its own account or for the account of any other person.  The Company shall not hereafter (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted to the Investor hereunder or (b) enter into any agreement, take any action or permit any change to

16

occur, with respect to securities which is inconsistent with, violates or subordinates the rights expressly granted to the Investor hereunder; and, in the event of any conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

4.2                               Assignment; No Third Party Beneficiaries.  This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Investor without the prior written consent of the Company or by the Company without the prior written consent of the Investor, in each case, in whole or in part.  Notwithstanding the foregoing, the rights of the Investor hereunder may be assigned in connection with a transfer of Registrable Securities to any Affiliate or equity holder of the Investor, or any Affiliate of any equity holder of the Investor, if the transferee to which assignment is being made has delivered to the Company the executed Joinder Agreement in the form attached as Exhibit B hereto agreeing to be bound by, and be party to, this Agreement; provided, that, for the avoidance of doubt, the Registrable Securities held by each such assignee shall not be aggregated with those beneficially held by the Investor (unless such assignee is an Affiliate of the Investor) or any other such assignee (unless such assignee is an Affiliate of such other assignee) for purposes of determining the rights of such assignee under this Agreement.  This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns and the holders of Registrable Securities and their respective successors and permitted assigns.  This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Section 2.9 and this Section 4.2.

4.3                               Notices.  All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email (provided the sender does not receive a machine-generated rejection of transmission) at the email address specified in this Section 4.3 prior to 5:00 P.M., New York City time, on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section 4.3 on a day that is not a Business Day or later than 5:00 P.M., New York City time, on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows (or to such other address or email address as such party shall have specified most recently by written notice):

If to the Company:

GTT Communications, Inc.
8484 Westpark Drive, Suite 720
McLean, VA 22102
Attention:  Chris McKee, General Counsel
E-mail:  Chris.McKee@gtt.net

with a copy to:

Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attn: Jay Schifferli, Esq., and Jocelyn Arel, Esq.
Email: JSchifferli@goodwinlaw.com and JArel@goodwinlaw.com

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If to the Investor:

Aleph Tiger Investors LP

c/o Aztec Group Guernsey

656 Trafalgar Court Les Banques St Peter Port Guernsey

GY1 3PP, United Kingdom

Attn: Matt Chick

Email: alephgsy@aztecgroup.co.uk

with a copy to:

Weil Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153
Attention: Michael Lubowitz and Samantha McGonigle
E-mail: michael.lubowitz@weil.com and samantha.mcgonigle@weil.com

4.4                               Severability; Amendments; Waivers.  This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.  Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.  The provisions of this Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, only with the written agreement of holders holding a majority of the Registrable Securities covered hereby.

4.5                               Governing Law; Waiver of Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof that would result in the application of any law other than the laws of the State of Delaware.  Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Wilmington, Delaware.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of such courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.6                               Specific Enforcement.  The parties acknowledge and agree that (a) the parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to enforce

18

specifically the terms and provisions hereof in the courts described in Section 4.5 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of this Agreement and without that right, neither the Company nor the Investor would have entered into this Agreement.  The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 4.6 shall not be required to provide any bond or other security in connection with any such order or injunction.

4.7                               Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.8                               Construction; Interpretation.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.  Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules and exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) financial terms shall have the meanings given to such terms under GAAP unless otherwise specified herein; (f) references to “$” or “dollar” or “US$” shall be references to United States dollars; (g) where the context permits, the use of the term “or” will be non-exclusive and equivalent to the use of the term “and/or”; (h) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; and (i) if any action under this Agreement is required to be done or taken on a day that is not a Business Day or on which a government office is not open with respect to which a filing must be made, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter.

4.9                               Entire Agreement.  This Agreement and the Securities Purchase Agreement (including all agreements entered into pursuant hereto and thereto and all certificates and instruments delivered pursuant hereto or thereto) constitute the entire agreement of the parties with respect to the subject matter hereof (which, for avoidance of doubt, shall not be deemed to include the subject matter of the Acquisition Agreement (as defined in the Securities Purchase Agreement)) and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to such matters.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:

GTT COMMUNICATIONS, INC.

By:
Name:
Title:

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

INVESTOR:

ALEPH TIGER INVESTORS LP

By:
Name:
Title:

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

EXHIBIT A

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the common stock, par value $0.0001 per share, of GTT Communications, Inc., a Delaware corporation (the “Company”), is a party to that certain Investor Rights Agreement by and among the Company and [                      ], dated as of [•], 2018 (the “Agreement”), and understands that the Company is obligated to file with the Securities and Exchange Commission a registration statement (the “Registration Statement”) for the registration of the Registrable Securities in accordance with the terms of the Agreement.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.  The undersigned has agreed to complete, execute and deliver this Questionnaire to the Company pursuant to Section 2.7.1 of the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally may be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act).  Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus.  Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within three (3) Business Days following either (A) the date of the Investor’s Block Trade Request or Underwritten Shelf Takedown Request, as applicable, or (B) the Company’s delivery of a notice of a Company Piggyback Offering or Other Holder Piggyback Offering, as applicable (1) will not be named as selling stockholders in the Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the Prospectus.  Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Registration Statement.  The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.                                      Name.

(a)                                 Full Legal Name of Selling Stockholder:

(b)                                 Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)                                  Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3.  Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)                                 Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b)                                 Number of shares of Common Stock to be registered pursuant to this Notice for resale:

4.  Broker-Dealer Status:

(a)                                 Are you a broker-dealer?

Yes  ☐                                  No  ☐

(b)                                 If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for        investment banking services to the Company?

Yes  ☐                                  No  ☐

Note:                  If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)                                  Are you an affiliate of a broker-dealer?

Yes  ☐                                  No  ☐

Note:                  If yes, provide a narrative explanation below:

(d)                                 If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐                                  No  ☐

Note:                  If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement.  All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below.  In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and the Prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder.  The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

EXHIBIT B

JOINDER AGREEMENT

Reference is made to the Investor Rights Agreement by and among the Company and [                      ], dated as of [•], 2018 (as amended from time to time, the “Investor Rights Agreement”).  The undersigned agrees, by execution hereof, to become a party to, and to be subject to the rights and obligations under the Investor Rights Agreement.

[NAME]

By:
Name:
Title:
Date:
Address:
Acknowledged by:

GTT COMMUNICATIONS, INC.

By:
Name:
Title:

EXHIBIT B

WIRE INSTRUCTIONS

B-1

EXHIBIT C-1

ACCREDITED INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:                             GTT Communications, Inc.

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of securities (collectively, the “Securities”), of GTT Communications, Inc., a Delaware corporation (the “Corporation”).  The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor.  The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements.  The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security.  Your answers will be kept strictly confidential.  However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities.  All potential investors must answer all applicable questions and complete, date and sign this Questionnaire.  Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A.                                                BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (                                                                             )

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:                                                                                                                                                                                       Approximate Date of formation:

Were you formed for the purpose of investing in the securities being offered?

Yes ☐                                No ☐

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If an individual:

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (                                                                             )

Age:	Citizenship:	Where registered to vote:

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?

Yes ☐                                No ☐

Social Security or Taxpayer Identification No.

PART B.                        ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as a purchaser of Securities of the Company.

☐                                    (1)                   A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐                                    (2)                   A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

☐                                    (3)                   An insurance company as defined in Section 2(13) of the Securities Act;

☐                                    (4)                   An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐                                    (5)                   A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐                                    (6)                   A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐                                    (7)                   An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

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☐                                    (8)                   A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐                                    (9)                   An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐                                    (10)            A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

☐                                    (11)            A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

☐                                    (12)            A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

☐                                    (13)            An executive officer or director of the Company;

☐                                    (14)            An entity in which all of the equity owners qualify under any of the above subparagraphs.  If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

Name of equity owner:	Applicable investor category(ies):

A.                                    FOR EXECUTION BY AN INDIVIDUAL:

Date:	By:

Print Name:

B.                                    FOR EXECUTION BY AN ENTITY:

Date:	Entity Name:

By:

Print Name:

Title:

[Signature Page to Accredited Investor Questionnaire]

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EXHIBIT C-2

REGISTERED HOLDER QUESTIONNAIRE

Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:

1.	The exact name that the Securities are to be registered in (this is the name that will appear in the book-entry(ies)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to Item 1 above:

3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4.	The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

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EXHIBIT D

FORM OF SECRETARY’S CERTIFICATE

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of GTT Communications, Inc., a Delaware corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of March 25, 2018, by and among the Company and the investors party thereto (the “Securities Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below.  Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1.                                      Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors held on            .  Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.                                      Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3.                                      Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4.                                      Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

Richard D. Calder, Jr.	President, Chief Executive Officer and Director

Michael T. Sicoli	Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this      day of         ,     .

Chris McKee
Secretary

[Signature Page to Form of Secretary’s Certificate]

I, Richard D. Calder, Jr., Chief Executive Officer, hereby certify that Chris McKee is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

Richard D. Calder, Jr.
Chief Executive Officer

[Signature Page to Form of Secretary’s Certificate]

EXHIBIT A

Resolutions

EXHIBIT B

Certificate of Incorporation

EXHIBIT C

Bylaws

EXHIBIT E

FORM OF OFFICER’S CERTIFICATE

The undersigned, the Chief Executive Officer of GTT Communications, Inc., a Delaware corporation (the “Company”), pursuant to Section 2.2(a)(v) of the Securities Purchase Agreement, dated as of March 25, 2018 by and among the Company and the investors signatory thereto (the “Securities Purchase Agreement”), hereby represents, warrants and certifies in his official capacity, in the name and on behalf of the Company, as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1.                                      The representations and warranties contained in Sections 3.1(g) (clause (i) only) and 3.1(h) of the Securities Purchase Agreement were, as of the date thereof, and are, as of the date hereof, true and correct in all respects as though made on and as of such date, except for such representations and warranties that speak as of a specific date (which shall be so true and correct as of such date).  The representations and warranties contained in Sections 3.1(i), 3.1(j) (first and third sentences only), 3.1(k) (but only the first sentence thereof) and 3.1(l) of the Securities Purchase Agreement were, as of the date thereof, and are, as of the date hereof, true and correct in all respects, except for any de minimis inaccuracies, as though made on and as of such date, except for such representations and warranties that speak as of a specific date (which shall be so true and correct as of such date).

2.                                      The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this certificate this     day of           ,      .

Richard D. Calder, Jr.
Chief Executive Officer

[Signature Page to Form of Officer’s Certificate]

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SCHEDULE A

OPINIONS

1.                                      Due incorporation, valid existence and good standing of the Company and significant subsidiaries

2.                                      Due authorization, execution and delivery of the Securities Purchase Agreement and the Investor Rights Agreement by the Company

3.                                      Securities Purchase Agreement and Investor Rights Agreement enforceable against the Company

4.                                      No conflicts with the (i) Company’s charter or organizational documents (including the Certificate of Designations), (ii) material contracts (including contracts with respect to material indebtedness, such as the Senior Credit Facilities, the 7.875% Senior Unsecured Notes and the Senior Credit Facilities Documentation), (iii) applicable laws, rules or regulations and (iv) orders

5.                                      No consent, approval, authorization or registration or filing with, any governmental or regulatory authority or agency (other than as may be required under state securities or blue sky laws) is required, other than already obtained

6.                                      Shares of common stock have been duly authorized and will be validly issued, fully paid and nonassessable when issued

7.                                      Common stock issuance is free and clear of any preemptive rights or any similar rights arising under the organizational documents or any material contract

8.                                      Authorized capitalization

9.                                      Offer and sale of common stock to Purchaser does not require registration under the Securities Act